UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 10, 2021

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On March 10, 2021, Invacare Corporation (the “Company”) entered into a Ninth Amendment to Amended and Restated Revolving Credit and Security Agreement (the “Credit Agreement Amendment”), by and among the Company, certain of the Company’s direct and indirect domestic, Canadian and European subsidiaries, the lenders party thereto, PNC Bank, National Association, as the agent for the lenders, and J.P. Morgan Europe Limited, as the European agent for the lenders, which amends the Amended and Restated Revolving Credit and Security Agreement, dated as of September 30, 2015 and amended as of February 16, 2016, May 3, 2016, September 30, 2016, November 30, 2016, June 7, 2017, November 13, 2019, May 29, 2020 and January 15, 2021 (as so amended, the “Credit Agreement”).

The Credit Agreement Amendment provides for, among other things:
•the amendment of the negative covenant regarding indebtedness to permit the issuance of the 2026 Notes (as defined in Item 7.01 of this Current Report on Form 8-K);

•the amendment of various negative covenants to permit the capped call transactions to be entered into by the Company in connection with the issuance of the 2026 Notes;

•the amendment of the mandatory prepayment provision to eliminate the prepayment requirement that would otherwise be required upon the receipt of proceeds from the issuance of the 2026 Notes and the negative covenant regarding dividends to permit the issuance of certain equity interests, payment of interest on the 2026 Notes and certain payments to be made upon conversion of the 2026 Notes, as well as upon the exercise, settlement or termination of the related capped call transactions, so long as the Company is not, and would not after giving pro-forma effect to any such transaction be, in default under the Credit Agreement and has had adequate undrawn availability under its North American-based credit facility for the period required under the Credit Agreement; and

•the amendment of the prepayment of indebtedness covenant to permit without restriction the prepayment, repurchase, redemption, retirement or other acquisition of the Company’s 4.50% convertible senior notes due 2022 (the “2022 Notes”) and the Company’s 5.00% convertible senior notes due 2024 (the “2024 Notes”) (solely with respect to the 2024 Notes, not in excess of $50,000,000 in the aggregate during the term of the Credit Agreement) to the extent such prepayment, repurchase, redemption, retirement or other acquisition is made with the proceeds of the issuance of the 2026 Notes.

The foregoing description of the Credit Agreement Amendment is a summary and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 7.01.    Regulation FD Disclosure.

On March 10, 2021, the Company issued a press release announcing that it intends to privately offer, subject to market and other conditions, $100 million aggregate principal amount of convertible senior notes due 2026 (the “2026 Notes”). The Company also expects to grant the initial purchaser of the 2026 Notes an option to purchase up to an additional $15 million aggregate principal amount of such 2026 Notes. The Company expects to enter into privately negotiated capped call transactions with the initial purchaser and/or other financial institutions. The Company intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions. The Company also intends to use the net proceeds of the offering primarily to repurchase or repay a portion of its outstanding 2022 Notes, which it may repurchase from time to time in open market purchases, privately negotiated transactions or otherwise, or to repay them at their maturity. The Company may use any remaining net proceeds of the offering for working capital and general corporate purposes, which may include repurchases of the Company’s other outstanding convertible senior notes.

The offering of 2026 Notes is not being registered under the Securities Act of 1933, as amended (“Securities Act”), or the securities laws of any other jurisdiction. The 2026 Notes may not be offered or sold in the United States except in transactions exempt from, or not subject to, the registration requirements of the Securities Act and any applicable state securities laws.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the 2026 Notes, nor shall there be any offer or sale of the 2026 Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1
Ninth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of March 10, 2021, by and among the Company, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, as agent for the lenders, and J.P. Morgan Europe Limited, as European agent for the lenders.

99.1	Press Release, dated March 10, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: March 10, 2021	By:	/s/Kathleen P. Leneghan
	Name:	Kathleen P. Leneghan
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Ninth Amendment to the Amended and Restated Revolving Credit and Security Agreement, dated as of March 10, 2021, by and among the Company, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, as agent for the lenders, and J.P. Morgan Europe Limited, as European agent for the lenders.
99.1	Press Release, dated March 10, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).